J.P. MORGAN FUNDS

JPMorgan Diversified Real Return Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated December 21, 2011 to the

Summary Prospectuses dated February 28, 2011

Effective immediately, the first paragraph of the summary prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus, dated February 28, 2011, as supplemented, and Statement of Additional Information, dated February 28, 2011, are incorporated by reference into this Summary Prospectus.

Effective immediately, the portfolio manager information for the Fund in the section titled “Management” is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anne Lester	2011	Managing Director
Jeffrey Geller	2011	Managing Director
Michael Feser	2011	Managing Director
Katherine Santiago	2011	Vice President
Maddi Dessner	2011	Executive Director
Nicole Fazio	2011	Vice President

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-DRR-1211